                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 27, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of December 1, 2001
                          providing for the issuance of

                                 $1,117,950,386

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-MS15

          Delaware               333-67140-14            94-2528990

         (State or other        (Commission             (IRS Employer
         jurisdiction of         File Number)            Identification
         Incorporation)                                  Number)

                          1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.3 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, dated as of December 1, 2001.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 11, 2002


                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.
                                      (Registrant)

                                      By: /s/ Richard Careaga
                                      -----------------------------------
                                      Richard Careaga
                                      Second Vice President and
                                      Assistant General Counsel
                                      (Authorized Officer)

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 The dagger symbol shall be expressed as................................ 'D'
 Characters normally expressed as subscript shall be preceded by........ [u]
 The less-than-or-equal-to sign shall be expressed as...................  <=
 The lowercase Greek letter delta shall be expressed as................. [d]
 The Greek letter alpha shall be expressed as........................... [a]
 The uppercase Greek letter delta shall be expressed as................. [D]
 The Greek letter gamma shall be expressed as........................... [g]